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                          FUND PARTICIPATION AGREEMENT

       THIS AGREEMENT made as of the 11th day of May, 1998, by and between BT Insurance Funds Trust ("TRUST"), a Massachusetts business trust, Bankers Trust Company ("ADVISER"), a New York banking corporation, and The Lincoln National Life Insurance Company ("LIFE COMPANY"), a life insurance company organized under the laws of the State of Indiana.

       WHEREAS, TRUST is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the ... 40 Act"), as an open-end, diversified management investment company; and

       WHEREAS, TRUST is comprised of several series funds (each a "Portfolio"), with those Portfolios currently available being listed on Appendix A hereto; and

       WHEREAS, TRUST was organized to act as the funding vehicle for certain variable life insurance and/or variable annuity contracts ("Variable Contracts") offered by life insurance companies through separate accounts ("Separate Accounts") of such life insurance companies ("Participating Insurance Companies"); and

       WHEREAS, TRUST may also offer its shares to certain qualified pension and retirement plans ("Qualified Plans"); and

       WHEREAS, TRUST has received an order from the SEC, granting Participating Insurance Companies and their separate accounts exemptions from the provisions of Sections 9(a), 13(a), 15(a) and 15(b) of the '40 Act, and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Portfolios of the TRUST to be sold to and held by Variable Contract Separate Accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans ("Exemptive Order"); and

       WHEREAS, LIFE COMPANY has established or will establish one or more Separate Accounts to offer Variable Contracts and is desirous of having TRUST as one of the underlying funding vehicles for such Variable Contracts; and

       WHEREAS, ADVISER is a "bank" as defined in the Investment Advisers Act of 1940, as amended (the "Advisers Act") and as such is excluded from the definition of "Investment Adviser" and is not required to register as an investment adviser pursuant to the Advisers Act; and


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       WHEREAS, ADVISER serves as the TRUST's investment adviser; and

       WHEREAS, to the extent permitted by applicable insurance laws and regulations, LIFE COMPANY intends to purchase shares of TRUST to fund the aforementioned Variable Contracts and TRUST is authorized to sell such shares to LIFE COMPANY at such shares' net asset value;

       NOW, THEREFORE, in consideration of their mutual promises, LIFE COMPANY, TRUST, and ADVISER agree as follows:

                         Article 1. SALE OF TRUST SHARES

       1.1 TRUST agrees to make available to the Separate Accounts of LIFE COMPANY shares of the selected Portfolios as listed on Appendix B for investment of purchase payments of Variable Contracts allocated to the designated Separate Accounts as provided in TRUST's Registration Statement.

       1.2 TRUST agrees to sell to LIFE COMPANY those shares of the selected Portfolios of TRUST which LIFE COMPANY orders, executing such orders on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the order for the shares of TRUST. For purposes of this Section 1.2, LIFE COMPANY shall be the designee of TRUST for receipt of such orders from the designated Separate Account and receipt by such designee shall constitute receipt by TRUST; provided that LIFE COMPANY receives the order by 4:00 p.m. New York time and TRUST receives notice from LIFE COMPANY by telephone or facsimile (or by such other means as TRUST and LIFE COMPANY may agree in writing) of such order by 9:00 a.m. New York time on the next Business Day. "Business Day" shall mean any day on which the New York Stock Exchange is open for trading and on which TRUST calculates its net asset value pursuant to the rules of the SEC.

       1.3 TRUST agrees to redeem on LIFE COMPANY's request, any -full or fractional shares of TRUST held by LIFE COMPANY, executing such requests on a daily basis at the net asset value next computed after receipt by TRUST or its designee of the request for redemption, in accordance with the provisions of this Agreement and TRUST's Registration Statement (in the event of a conflict between the provisions of this Agreement and the Trust's Registration Statement, the provisions of the Registration Statement shall govern.) For purposes of this
Section 1.3, LIFE COMPANY shall be the designee of TRUST for receipt of requests for redemption from the designated Separate Account and receipt by such designee shall constitute receipt by TRUST; provided that LIFE COMPANY receives the request for redemption by 4:00 p.m. New York time and TRUST receives notice from LIFE COMPANY by telephone or facsimile (or by such other means as TRUST and LIFE COMPANY may agree in


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writing) of such request for redemption by 9:00 a.m. New York time on the next
Business Day.

       1.4 TRUST shall furnish, on or before each ex-dividend date, notice to LIFE COMPANY of any income dividends or capital gain distributions payable on the shares of any Portfolio of TRUST. LIFE COMPANY hereby elects to receive all such income dividends and capital gain distributions as are payable on a Portfolio's shares in additional shares of the Portfolio. LIFE COMPANY reserves the right to change such election. TRUST shall notify LIFE COMPANY or its designee of the number of shares so issued as payment of such dividends and distributions.

       1.5 TRUST shall make the net asset value per share for the selected Portfolio(s) available to LIFE COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m. New York time. If TRUST provides LIFE COMPANY with materially incorrect share net asset value information through no fault of LIFE COMPANY, LIFE COMPANY on behalf of the Separate Accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed on each day for which such incorrect information was provided to reflect the correct share net asset value. Any material error in the calculation of net asset value per share, dividend or capital gain information shall be reported promptly upon discovery to LIFE COMPANY.

       1.6 At the end of each Business Day, LIFE COMPANY shall use the information described in Section 1.5 to calculate Separate Account unit values for the day. Using these unit values, LIFE COMPANY shall process each such Business Day's Separate Account transactions based on requests and premiums received by it by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m. New York time) to determine the net dollar amount of TRUST shares which shall be purchased or redeemed at that day's closing net asset value per share. The net purchase or redemption orders so determined shall be transmitted to TRUST by LIFE COMPANY by 9:00 a.m. New York Time on the Business Day next following LIFE COMPANY's receipt of such requests and premiums in accordance with the terms of Sections 1.2 and 1.3 hereof.

       1.7 If LIFE COMPANY's order requests the purchase of TRUST shares, LIFE COMPANY shall pay for such purchase by wiring federal funds to TRUST or its designated custodial account by 2:00 pm on the day the order is transmitted by LIFE COMPANY. If LIFE COMPANY's order requests a net redemption resulting in a payment of redemption proceeds to LIFE COMPANY, TRUST shall wire the redemption proceeds to LIFE COMPANY by 2:00 pm that day, unless doing so would require TRUST to dispose of Portfolio securities or otherwise incur additional costs. In any event, proceeds shall be wired to LIFE COMPANY within the time period permitted by the '40 Act or the rules, orders or regulations thereunder, and TRUST shall notify the


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person designated in writing by LIFE COMPANY as the recipient for such notice of such delay by 3:00 p.m. New York Time on the same Business Day that LIFE COMPANY transmits the redemption order to TRUST. If LIFE COMPANY's order requests the application of redemption proceeds from the redemption of shares to the purchase of shares of another Fund advised by ADVISER, TRUST shall so-apply such proceeds on the same Business Day that LIFE COMPANY transmits such order to TRUST.

       1.8 TRUST agrees that all shares of the Portfolios of TRUST will be sold only to Participating Insurance Companies which have agreed to participate in TRUST to fund their Separate Accounts and/or to Qualified Plans, all in accordance with the requirements of Section 817(h)(4) of the Internal Revenue Code of 1986, as amended ("Code") and Treasury Regulation 1.817-5. Shares of the TRUSTs Portfolios will not be sold directly to the general public.

       1.9 TRUST may refuse to sell shares of any Portfolio to any person, or suspend or terminate the offering of the shares of or liquidate any Portfolio of TRUST if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Board of Trustees of the TRUST (the "Board"), acting in good faith and in light of its duties under federal and any applicable state laws, deemed necessary, desirable or appropriate and in the best interests of the shareholders of such Portfolios.

       1. 10 Issuance and transfer of Portfolio shares will -be by book entry only. Stock certificates will not be issued to LIFE COMPANY or the Separate Accounts. Shares ordered from Portfolio will be recorded in appropriate book entry titles for the Separate Accounts.

Article II. REPRESENTATIONS AND WARRANTIES

       2.1 LIFE COMPANY represents and warrants that it is an insurance company duly organized and validly existing under the laws of Indiana and that it has legally and validly established each Separate Account as a segregated asset account under such laws, and that LIFE COMPANY, the principal underwriter for the Variable Contracts, is registered as a broker-dealer under. the Securities Exchange Act of 1934 (the ... 34 Act").

       2.2 LIFE COMPANY represents and warrants that it has registered or, prior to any issuance or sale of the Variable Contracts, will register each Separate Account as a unit investment trust ("UIT") in accordance with the provisions of the '40 Act and cause each Separate Account to remain so registered to serve as a segregated asset account for the Variable Contracts, unless an exemption from registration is available.

       2.3 LIFE COMPANY represents and warrants that the Variable Contracts will be registered under the Securities Act of 1933 (the "'33 Act") unless an exemption from registration is available prior to any issuance or sale of the Variable Contracts, and that


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the Variable Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws (including all applicable blue sky laws and further that the sale of the variable contracts shall comply in all material respects with applicable state insurance law suitability requirements).

       2.4 LIFE COMPANY represents and warrants that the Variable Contracts are currently and at the time of issuance will be treated as life insurance policies, endowment or annuity contracts under applicable provisions of the Code, that it will maintain such treatment and that it will notify TRUST im mediately Upon having a reasonable basis for believing that the Variable Contracts have ceased to be so treated or that they might not be so treated in the future.

       2.5 TRUST represents and warrants that the Fund shares offered and sold pursuant to this Agreement will be registered under the '33 Act and sold in accordance with all applicable federal laws, and TRUST shall be registered under the '40 Act prior to and at the time of any issuance or sale of such shares. TRUST, subject to Section 1.9 above, shall amend its registration statement under the '33 Act and the '40 Act from time to time as required in order to effect the continuous offering of its shares. TRUST shall register and qualify its shares for sale in accorda n with the laws of the various states only if and to the extent deemed advisable by TRUST.

       2.6 TRUST and ADVISER each represents and warrants that each Portfolio will comply with the diversification requirements set forth in Section 817(h) of the Code, and the rules and regulations thereunder, including without limitation Treasury Regulation 1.817-5, and will notify LIFE COMPANY immediately upon having a reasonable basis for believing any Portfolio has ceased to comply and will immediately take all reasonable steps to adequately diversify the Portfolio to achieve compliance.

       2.7 TRUST represents and warrants that each Portfolio invested in by the Separate Account will be treated as a "regulated investment company" under Subchapter M of the Code, and will notify LIFE COMPANY immediately upon having a reasonable basis for believing it has ceased to so qualify or might not so qualify in the future.

       2.8 ADVISER represents and warrants that it shall perform its obligations hereunder in compliance in all material respects with all applicable state and federal laws.

       2.9 TRUST and ADVISER each represents and warrants that all officers, employees and agents of the TRUST having access to securities or funds of any Portfolio shall be covered by a blanket fidelity bond in such minimum amount as the SEC may prescribe under Section 17 (g) of the '40 act.


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Article Ill. PROSPECTUS AND PROXY STATEMENTS

       3.1 TRUST shall prepare and be responsible for filing with the SEC and any state regulators requiring such filing all shareholder reports, notices, proxy materials (or similar materials such as voting instruction solicitation materials), prospectuses and statements of additional information of TRUST. TRUST shall bear the costs of registration and qualification of shares of the Portfolios, preparation and filing of the documents listed in this Section 3.1 and all taxes and filing fees to which an issuer is subject on the issuance and transfer of its shares.

       3.2 TRUST or its designee shall provide LIFE COMPANY, free of charge, with as many copies of the current prospectus (or prospectuses), statements of additional information, annual and semi-annual reports and proxy statements for the shares of the Portfolios as LIFE COMPANY may reasonably request for distribution to existing Variable Contract owners whose Variable Contracts are funded by such shares. TRUST or its designee shall provide LIFE COMPANY, at LIFE COMPANY's expense, with as many copies of the current prospectus (or prospectuses) for the shares as LIFE COMPANY may reasonably request for distribution to prospective purchasers of Variable Contracts. If requested by LIFE COMPANY, TRUST or its designee shall provide such documentation [including a "camera ready" copy of the current prospectus (or prospectuses) for the Portfolios used in THE LIFE COMPANY'S Variable Contracts as set in type or, at the request of LIFE COMPANY, as a diskette in the form sent to the financial printer] and other assistance as is reasonably necessary in order for the parties hereto once a year [or more frequently if the prospectus (or prospectuses), for such Portfolios for the shares is supplemented or amended] to have the prospectus for the Variable Contracts and the prospectus (or prospectuses) for the TRUST shares printed together in one document. The expenses of such printing will be apportioned between LIFE COMPANY and TRUST in proportion to the number of pages of the Variable Contract and TRUST prospectus, taking account of other relevant factors affecting the expense of printing, such as covers, columns, graphs and charts; TRUST shall bear the cost of printing the TRUST prospectus portion of such document for distribution only to owners of existing Variable Contracts funded by the' TRUST shares and LIFE COMPANY shall bear the expense of printing the portion of such documents relating to the Separate Account; provided, however, LIFE COMPANY shall bear all printing expenses of such combined documents where used for distribution to prospective purchasers or to owners of existing Variable Contracts not funded by the shares. In the event that LIFE COMPANY requests that TRUST or its designee provide TRUST's prospectus in a "camera ready" or diskette format, TRUST shall be responsible for providing the prospectus (or prospectuses) in the format in which it is accustomed to formatting prospectuses and shall bear the expense of providing the prospectus (or prospectuses) in such format (e.g. typesetting expenses), and LIFE COMPANY shall bear the expense of adjusting or changing the format to conform with any of its prospectuses.


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       3.3 TRUST will provide LIFE COMPANY with at least one complete copy of all prospectuses, statements of additional information, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to the Portfolios and any other material constituting sales literature or advertising under NASD rules, the 40 Act or the 33 Act within 20 days of the date of such material and annual and semi-annual reports and any amendments or supplements thereto within 80 days of the date of such report or amendment or supplement thereto. LIFE COMPANY will provide TRUST with at least one complete copy of all prospectuses, statements of additional information, proxy statements, exemptive applications and all amendments or supplements to any of the above that relate to a Separate Account and its investment in Trust and any other material constituting sales literature or advertising under NASD rules, the 40 Act or the 33 Act within 20 days of the date of such material and annual and semi-annual reports and any amendments within 80 days of the date of such report or amendment or supplement thereto.

Article IV. SALES MATERIALS

       4.1 LIFE COMPANY will furnish, or will cause to be furnished, to TRUST and ADVISER, each piece of sales literature or other promotional material in which TRUST or ADVISER is named, at least ten (10) Business Days prior to its intended use. No such material will be used if TRUST or ADVISER objects to its use in writing within seven (7) Business Days after receipt of such material.

       4.2 TRUST and ADVISER will furnish, or will cause to be furnished, to LIFE COMPANY, each piece of sales literature or other promotional material in which LIFE COMPANY or its Separate Accounts are named, at least ten (10) Business Days prior to its intended use. No such material will be used if LIFE COMPANY objects to its use in writing within seven (7) Business Days after receipt of such material.

       4.3 TRUST and its affiliates and agents shall not give any information or make any representations on behalf of LIFE COMPANY or concerning LIFE COMPANY, the Separate Accounts, or the Variable Contracts issued by LIFE COMPANY, other than the information or representations contained in a registration statement or prospectus for such Variable Contracts, as such registration statement and prospectus may be amended or supplemented from time to time, or in reports of the Separate Accounts or reports prepared for distribution to owners of such Variable Contracts, or in sales literature or other promotional material approved by LIFE COMPANY or its designee, except with the written permission of LIFE COMPANY.

       4.4 LIFE COMPANY and its affiliates and agents shall not give any information or make any representations on behalf of TRUST or concerning TRUST other than the information or representations contained in a registration statement or prospectus for


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TRUST, as such registration statement and prospectus may be amended or supplemented from time to time, or in sales literature or other promotional material approved by TRUST or its designee, except with the written permission of TRUST or ADVISER.

       4.5 For purposes of this Agreement, the phrase "sales literature or other promotional material" or words of similar import include, without limitation, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (such as any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under National Association of Securities Dealers, Inc. ("NASD") rules, the '40 Act, the '33 Act or rules thereunder.

Article V. POTENTIAL CONFLICTS

       5.1 The parties acknowledge that TRUST has received an order from the SEC granting relief from various provisions of the '40 Act and the rules thereunder to the extent necessary to permit TRUST shares to be sold to and held by Variable Contract separate accounts of both affiliated and unaffiliated Participating Insurance Companies and Qualified Plans. The Exemptive Order requires TRUST and each Participating Insurance Company to comply with conditions and undertakings substantially as provided in this Section 5. The TRUST will not enter into a participation agreement with any other Participating Insurance Company unless it imposes the same conditions and undertakings as are imposed on LIFE COMPANY hereby.

       5.2 The Board will monitor TRUST for the existence of any material irreconcilable conflict between the interests of Variable Contract owners of all separate accounts and with participants of Qualified Plans investing in TRUST. An irreconcilable material conflict may arise for a variety of reasons, which may include: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling or any similar action by insurance, tax or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of TRUST are being managed; (e) a difference in voting instructions given by Variable Contract owners; (f) a decision by a Participating Insurance Company


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to disregard the voting instructions of Variable Contract owners and (g) if applicable, a decision by a Qualified Plan to disregard the voting instructions of plan participants.

       5.3 LIFE COMPANY will report any potential or existing conflicts of which it becomes aware to the Board. LIFE COMPANY will be responsible for assisting the Board in carrying out its duties in this regard by providing the Board with all information reasonably necessary for the Board to consider any issues raised. The responsibility includes, but is not limited to, an obligation by the LIFE COMPANY to inform the Board whenever it has determined to disregard Variable Contract owner voting instructions. These responsibilities of LIFE COMPANY will be carried out with a view only to the interests of the Variable Contract owners.

       5.4 If a majority of the Board or majority of its disinterested Trustees, determines that a material irreconcilable conflict exists affecting LIFE COMPANY, LIFE COMPANY, at its expense and to the extent reasonably practicable (as determined by a majority of the Board's disinterested Trustees), will take any steps necessary to remedy or eliminate the irreconcilable material conflict, up to and including; (a) withdrawing the assets allocable to some or all of the Separate Accounts from TRUST or any Portfolio thereof and reinvesting those assets in a different investment medium, which may include another Portfolio of TRUST, or another investment company; (b) submitting the question as to whether such segregation should be implemented to a vote of all affected Variable Contract owners and as appropriate, segregating the assets of any appropriate group (i.e variable annuity, or variable life insurance Contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Variable Contract owners the option of making such a change; and (c) establishing a new registered management investment company (or series thereof) or managed separate account. If a material irreconcilable conflict arises because of LIFE COMPANY's decision to disregard Variable Contract owner voting instructions, and that decision represents a minority position or would preclude a majority vote, LIFE COMPANY may be required, at the election of TRUST, to withdraw the Separate Account's investment in TRUST, and no charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interests of the Variable Contract owners.

       For the purposes of this Section 5.4, a majority of the disinterested members of the Board shall determine whether or not any proposed action adequately remedies any irreconcilable material conflict, but in no event will TRUST or ADVISER (or any other investment adviser of TRUST) be required to establish a new funding medium for any Variable Contract. Further, LIFE COMPANY shall not be required by this Section 5.4 to establish a new funding medium for any Variable Contracts [if any offer to do so has been declined by a vote of a majority of Variable Contract owners materially and adversely affected by the irreconcilable material conflict.]


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       5.5 The Board's determination of the existence of an irreconcilable material conflict and its implications shall be made known promptly and in writing to LIFE COMPANY.

       5.6 LIFE COMPANY shall from time to time submit to the Board such reports, materials or data as the Board may reasonably request so that the Board may fully carry out its obligations under this Article V.

Article VI. VOTING

       6.1 LIFE COMPANY will provide pass-through voting privileges to all Variable Contract owners so long as and to the extent the SEC continues to interpret the '40 Act as requiring pass-through voting privileges for Variable Contract owners. Accordingly, LIFE COMPANY, where applicable, will vote shares of the Portfolio held in its 40 Act registered Separate Accounts in a manner consistent with voting instructions timely received from its Variable Contract owners. LIFE COMPANY will be responsible for assuring that each of its Separate Accounts that participates in TRUST calculates voting privileges in a manner consistent with other Participating Insurance Companies. LIFE COMPANY will vote shares in a registered Separate Account for which it has not received timely voting instructions in the same proportion as it votes those shares in that Separate Account for which it has received voting instructions.

       6.2 If and to the extent Rule 6e-2 and Rule 6e-3(T) are amended, or if Rule 6e-3 is adopted, to provide exemptive relief from any provision of the '40 Act or the rules thereunder with respect to mixed and shared funding on terms and conditions materially different from any exemptions granted in the Exemptive Order, then TRUST, and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rule 6e-2 and Rule 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such Rules are applicable.

Article VII. INDEMNIFICATION

       7.1 INDEMNIFICATION BY LIFE COMPANY. LIFE COMPANY agrees to indemnify and hold harmless TRUST, ADVISER and each of their Trustees, directors, principals, officers, employees and agents and each person, if any, who controls TRUST or ADVISER within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of LIFE COMPANY, which consent shall not be unreasonably withheld) or litigation or threatened litigation (including reasonable legal and other expenses), to which the Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of TRUST's shares or the Variable Contracts and:


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       (a)    arise out of or are based upon any untrue statements or alleged untrue statements of any material fact contained in the Registration Statement or prospectus or sales literature for the Variable Contracts or contained in the Variable Contracts (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to LIFE COMPANY by or on behalf of TRUST for use in the registration statement or prospectus for the Variable Contracts or in the Variable Contracts or sales literature (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

       (b) arise out of or result from (i) untrue statements or representations (other than statements or representations contained in the registration statement, prospectus or sales literature of TRUST not supplied by LIFE COMPANY, or persons under its control) or (ii) willful misfeasance, bad faith or gross negligence of LIFE COMPANY or persons under its control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

       (c) arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature of TRUST or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to TRUST by or on behalf of LIFE COMPANY; or

       (d) arise as a result of any failure by LIFE COMPANY to provide substantially the services and furnish the materials under the terms of this Agreement; or

       (e) arise out of or result from any material breach of any representation and/or warranty made by LIFE COMPANY in this Agreement or arise out of or result from any other material breach of this Agreement by LIFE COMPANY.


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       7.2 LIFE COMPANY shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent that such losses, claims, damages, liabilities or litigation are attributable to such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement.

       7.3 LIFE COMPANY shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified LIFE COMPANY in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify LIFE COMPANY of any such claim shall not relieve LIFE COMPANY from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against an Indemnified Party, LIFE COMPANY shall be entitled to participate at its own expense in the defense of such action. LIFE COMPANY also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from LIFE COMPANY to such party of LIFE COMPANY's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and LIFE COMPANY will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

       7.4 INDEMNIFICATION BY TRUST AND ADVISER. TRUST and ADVISER each agree to indemnify and hold harmless LIFE COMPANY and each of its directors, officers, employees, and agents and each person, if any, who controls LIFE COMPANY within the meaning of Section 15 of the '33 Act (collectively, the "Indemnified Parties") against any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of TRUST or ADVISER (which consent shall not be unreasonably withheld) or litigation or threatened litigation (including reasonable legal and other expenses) to which the Indemnified Parties may become subject under any statute, or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the sale or acquisition of TRUST's shares for the Variable Contracts and:

(a) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement or prospectus or sales literature of TRUST (or any amendment or supplement to any of the foregoing), or arise out of


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or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to ADVISER I or TRUST by or on behalf of LIFE COMPANY for use in the registration statement or prospectus for TRUST or in sales literature (or any amendment or supplement to any of the foregoing) or otherwise for use in connection with the sale of the Variable Contracts or TRUST shares; or

(b)    arise out of or result from (i) untrue statements or representations

(other than statements or representations contained in the registration statement, prospectus or sales literature for the Variable Contracts not supplied by ADVISER or TRUST or persons under its control) or (ii) gross negligence, bad faith or willful misfeasance of TRUST or ADVISER or persons under its control, with respect to the sale or distribution of the Variable Contracts or TRUST shares; or

(c)    arise out of any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, or sales literature covering the Variable Contracts, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to LIFE COMPANY for inclusion therein by or on behalf of TRUST; or

(d)    arise as a result of (i) a failure by TRUST or ADVISER to provide substantially the services and furnish the materials under the terms of this Agreement; or (ii) a failure by a Portfolio(s) invested in by the Separate Account to comply with the diversification requirements of Section 817(h) of the Code; or (iii) a failure by a Portfolio(s) invested in by the Separate Account to qualify as a regulated investment company" under Subchapter M of the Code; or

(e) arise out of or result from any material breach of any representation and/or warranty made by TRUST or ADVISER in this Agreement or arise out of or result from any other material breach of this Agreement by TRUST or ADVISER.

       7.5 TRUST and ADVISER shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against an Indemnified Party to the extent that such losses, claims, damages, liabilities or litigation are attributable to such Indemnified Party's willful misfeasance, bad faith, or gross negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations and duties under this Agreement.

       7.6 TRUST and ADVISER shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified TRUST and ADVISER in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify TRUST and ADVISER of any such claim shall not relieve TRUST and ADVISER from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision. In case any such action is brought against the Indemnified Parties, TRUST and ADVISER shall be entitled to participate at their own expense in the defense thereof. TRUST and ADVISER also shall be entitled to assume the defense thereof, with counsel satisfactory to the party named in the action. After notice from TRUST or ADVISER to such party of TRUST's or ADVISER's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and TRUST and/or ADVISER as the case may be will not be liable to such party under this Agreement for any legal or other expenses subsequently incurred by such party independently in connection with the defense thereof other than reasonable costs of investigation.

Article Vill. TERM; TERMINATION

       8.1 This Agreement shall be effective as of the date hereof and shall continue in force until terminated in accordance with the provisions herein.

8.2 This Agreement shall terminate in accordance with the following provisions:

(a) At the option of LIFE COMPANY or TRUST At any time from the date hereof upon 180 days' written notice, unless a shorter time is agreed to by the parties;

(b) At the option of LIFE COMPANY, if TRUST shares are not reasonably available to meet the requirements of the Variable Contracts as determined by LIFE COMPANY. Prompt notice of election to terminate shall be furnished by LIFE COMPANY, said termination to be effective ten days after receipt of notice unless TRUST makes available a sufficient number of shares to reasonably meet the requirements of the Variable Contracts within said ten-day period;

(c) At the option of LIFE COMPANY, upon the institution of formal proceedings against TRUST or ADVISER or any sub-adviser by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in LIFE COMPANY's reasonable judgment, after affording TRUST and ADVISER reasonable opportunity for consultation with LIFE COMPANY, materially impair TRUST's ability to meet and perform TRUST's obligations and duties hereunder, or result in material harm to the Separate Accounts, LIFE COMPANY, or owners of Variable Contracts. Prompt notice of election to terminate shall be furnished by LIFE COMPANY with said termination to be effective upon receipt of notice;

(d) At the option of TRUST or ADVISER, upon the institution of formal proceedings against LIFE COMPANY by the SEC, the NASD, or any other regulatory body, the expected or anticipated ruling, judgment or outcome of which would, in TRUST's or ADVISER's reasonable judgment, after affording LIFE COMPANY reasonable opportunity for consultation with TRUST and ADVISER, materially impair LIFE COMPANY's ability to meet and perform its obligations and duties hereunder. Prompt notice of election to terminate shall be furnished by TRUST with said termination to be effective upon receipt of notice;

(e) In the event TRUST's shares are not registered, issued or sold in accordance with applicable state or federal law, or such law precludes the use of such shares as the underlying investment medium of Variable Contracts issued or to be issued by LIFE COMPANY. Termination shall be effective upon such occurrence without notice;

(f) At the option of TRUST if the Variable Contracts cease to- qualify as annuity contracts or life insurance- contracts, as applicable, under the Code, or if TRUST reasonably believes that the Variable Contracts may fail to so qualify. Termination shall be effective upon receipt of notice by LIFE COMPANY;

(g) At the option of LIFE COMPANY, upon TRUST's or ADVISER's breach of any material provision of this Agreement, which breach has not been cured to the reasonable satisfaction of LIFE COMPANY within ten days after written notice of such breach is delivered to TRUST;

(h) At the option of TRUST or ADVISER, upon LIFE COMPANY's breach of any material provision of this Agreement, which breach has not been cured to the satisfaction of TRUST within ten days after written notice of such breach is delivered to LIFE COMPANY;

(i) At the option of TRUST or ADVISER, if the Variable Contracts are not registered, issued or sold in accordance with applicable federal and/or state law. Termination shall be effective immediately upon such occurrence without notice;

At the option of LIFE COMPANY, upon 75 days written notice of a vote of Variable Contract owners having an interest in a Portfolio and upon written approval of LIFE COMPANY, to substitute the shares of another investment company for the corresponding shares of a Portfolio in accordance with the terms of the Variable Contracts;

(k) In the event this Agreement is assigned without the prior written consent of LIFE COMPANY, TRUST, and ADVISER,

termination shall be effective immediately upon such occurrence without notice.

       8.3 Notwithstanding any termination of this Agreement pursuant to Section
8.2 hereof, TRUST at LIFE COMPANY'S option shall continue to make available additional TRUST shares, as provided below, for so long as TRUST desires pursuant to the terms and conditions of this Agreement, for all Variable Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts").

Specifically, without limitation, if TRUST makes additional TRUST shares available, the owners of the Existing Contracts or LIFE COMPANY, whichever shall have legal authority to do so, shall be permitted to reallocate investments in TRUST, redeem investments in TRUST and/or invest in TRUST upon the payment- of additional premiums under the Existing Contracts. If TRUST shares continue to be made available after such termination, the provisions of this Agreement shall remain in effect and thereafter either TRUST or LIFE COMPANY may terminate the Agreement, as so continued pursuant to this Section 8.3, upon sixty (60) days prior written notice to the other party.

       8.4 Except as necessary to implement Variable Contract owner initiated transactions, or as required by state insurance laws or regulations, LIFE COMPANY shall not redeem the shares attributable to the Variable Contracts (as opposed to the shares attributable to LIFE COMPANY's assets held in the Separate Accounts), and LIFE COMPANY shall not prevent Variable Contract owners from allocating payments to a Portfolio that was otherwise available under the Variable Contracts until thirty (30) days after the LIFE COMPANY shall have notified TRUST of its intention to do so.

Article IX. NOTICES

       Any notice hereunder shall be given by registered or certified mail return receipt requested to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to TRUST:

BT Insurance Funds Trust c/o First Data Investor Services Group, Inc. One Exchange Place 53 State Street, Mail Stop BOS865 Boston, MA 02109

AND

c/o BT Alex Brown
One South Street, Mail Stop 1-18-6
Baltimore, MD 21202
Attn: Brian Wixted

If to ADVISER:

Bankers Trust Company
130 Liberty Street, Mail Stop 2355
New York, NY 10006
Attn.: Vinay Mendiratta

If to LIFE COMPANY:
Lincoln National Life Insurance
Kelly D. Clevenger
1300 S. Clinton Street
Fort Wayne, IN 46802-3506

       Notice shall be deemed given on the date of receipt by the addressee as evidenced by the return receipt.

Article X. MISCELLANEOUS

       10.1 The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

       10.2 This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

       10.3 If any provision of this Agreement shall be held or made invalid by a -court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

       10.4 This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of New York. It shall also be subject to the provisions of the federal securities laws and the rules and regulations thereunder and to any orders of the SEC granting exemptive relief therefrom and the conditions of such orders.

       10.5 It is understood and expressly stipulated that neither the shareholders of shares of any Portfolio nor the Trustees or officers of TRUST or any Portfolio shall be personally liable hereunder. No Portfolio shall be liable for the liabilities of any other Portfolio. All persons dealing with TRUST or a Portfolio must look solely to the property of TRUST or that Portfolio, respectively, for enforcement of any claims against TRUST or that Portfolio. It is also understood that each of the Portfolios shall be deemed to be entering into a separate Agreement with LIFE COMPANY so that it is as if each of the Portfolios had signed a separate Agreement with LIFE COMPANY and that a single document is being signed simply to facilitate the execution and administration of the Agreement.

       10.6 Each party shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

       10.7 The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the parties hereto are entitled to under state and federal laws.

       10.8 If the Agreement terminates, the parties agree that Article 7 and Sections 10.5, 10.6 and 10.7 shall remain in effect after termination.

       10.9 No provision of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by TRUST, ADVISER and the LIFE COMPANY.

       10.10 No failure or delay by a party in exercising any right or remedy under this Agreement will operate as a waiver thereof and no single or partial exercise of rights shall preclude a further or subsequent exercise. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

       IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Fund Participation Agreement as of the date and year first above written.

BT INSURANCE FUNDS TRUST

By: /s/ Elizabeth Russell
Name: Elizabeth Russell
Title: Secretary

BANKERS TRUST COMPANY

By: /s/             Irene S. Greenberg

Name:               Irene S. Greenberg

Title:              Vice President

THE LINCOLN NATIONAL LIFE INSURANCE

COMPANY

By: /s/ Kelly D. Clevenger
Name: Kelly D. Clevenger
Title: Vice President

Appendix A

                       BT Insurance Funds Trust Portfolios
                              Equity 500 Index Fund
                              Small Cap Index Fund

                                   APPENDIX B
                                SEPARATE ACCOUNTS
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE SEPARATE ACCOUNT M
LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE SEPARATE ACCOUNT R

                                 AMENDMENT NO. 2
                                     to the
                          FUND PARTICIPATION AGREEMENT

     AMENDMENT, dated as of May 1, 1999, to the Fund Participation Agreement dated 11th day of May, 1998 (the "Agreement"), by and between BT Insurance Funds Trust ("Trust"), Bankers Trust Company ("Adviser"), and The Lincoln National Life Insurance Company ("Life Company").

     WHEREAS, Trust, Life Company and Adviser wish to revise Appendices A and B to the Agreement;

     NOW, THEREFORE, in accordance with Section 10.9 of the Agreement, Trust, Life Company and Adviser hereby agree as follows:


     I. Appendix A to the Agreement is hereby amended, and restated in its entirety, by the Appendix A attached to this Amendment.

     2. Appendix B to the Agreement is hereby amended, and restated in its entirety, by the Appendix B attached to this Amendment.

     Except as expressly set forth above, all other terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.

                                        BT INSURANCE FUNDS TRUST

                                        By /s/ Gerald J. Holland
                                        Name: Gerald J. Holland
                                        Title: President

                                        THE LINCOLN NATIONAL LIFE INSURANCE
                                        COMPANY

                                        By: /s/ Kelly D. Clevenger
                                        Name: Kelly D. Clevenger
                                        Title: Vice President

                                        BANKERS TRUST COMPANY

                                        By: /s/ Irene S. Greenberg
                                        Name: Irene S. Greenberg
                                        Title: Vice President

                                   APPENDIX A
                         (Revised effective May 1, 1999)


                       BT INSURANCE FUNDS TRUST PORTFOLIOS

                              Equity 500 Index Fund
                              Small Cap Index Fund
                             EAFE Equity Index Fund

                                   APPENDIX B
                         (Revised effective May 1, 1999)



                                SEPARATE ACCOUNTS

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT Q

LINCOLN NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT 53

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE SEPARATE ACCOUNT M

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE SEPARATE ACCOUNT R

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

LINCOLN NATIONAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT 36
     (EFFECTIVE AUGUST 13, 1999)

                             AMENDMENT TO APPENDIX B
                             AS OF NOVEMBER 1, 1998


Lincoln National Variable Annuity Account C
Lincoln Life Flexible Premium Variable Life Account M
Lincoln Life Variable Annuity Account N
Lincoln National Variable Annuity Account Q
Lincoln Life Flexible Premium Variable Life Account R

Lincoln National Life Insurance Company Separate Account 27
Lincoln National Life Insurance Company Separate Account 53

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and behalf by its duly authorized officer on the date specified below.

Date:                              BT INSURANCE FUNDS TRUST

                                   By: Elizabeth Russell,
                                   Secretary

Date:                              BANKERS TRUST COMPANY

                                   By:      Irene S. Greenberg,
                                            Vice President

Date: THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, on behalf of itself and its separate accounts and as principal underwriter for its separate accounts

                                   By:      Kelly D. Clevenger,
                                            Vice President

Exhibit A

Funds Available to            Name of Separate Accounts

THE SEPARATE ACCOUNTS         UTILIZING SOME OR ALL OF THE FUNDS

Please amend                  Please add Lincoln Life Flexible
Appendix A of the FPA         Premium Variable Life Account
and Exhibit A of the          S and Lincoln National Life
Admin Services Letter         Insurance Company Separate
to include the EAFE           Account 36
Index Fund

                                 AMENDMENT NO. 4
                                     to the
                          FUND PARTICIPATION AGREEMENT

     AMENDMENT, dated as of May 1, 2001, to the Fund Participation Agreement dated as of the 1st day of October, 1998 (the "Agreement"), by and between BT Insurance Funds Trust (now known as Deutsche Asset Management VIT Funds ) ("Trust"), Bankers Trust Company ("Adviser"), and Lincoln Life & Annuity Company of New York ("Life Company").

     WHEREAS, effective May 1, 2001 Deutsche Asset Management, Inc. ("DAMI") will replace Adviser as investment adviser to the Trust;

     WHEREAS, effective May 1, 2001 Adviser wishes to transfer all of its rights, responsibilities and duties under the Agreement to ("DAMI");

     WHEREAS, DAMI is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, Trust, Life Company and Adviser wish to revise Appendix A to the Agreement in its entirety;

     WHEREAS, Trust, Life Company and Adviser wish to revise Appendix B to the Agreement in its entirety;

     NOW, THEREFORE, in accordance with Section 10.9 of the Agreement, Trust, Life Company, Adviser and DAMI hereby agree as follows:

     1. Effective May 1, 2001 DAMI will replace Adviser and assume all of the Adviser's rights, responsibilities and duties under the Agreement.

     2. Life Company agrees to the replacement of Adviser with DAMI

     3. Article IX. NOTICES is hereby amended such that the addresses for Trust and Adviser are replaced in their entirety with the following:

          If to TRUST:

          Deutsche Asset Management VIT Funds
          c/o PFPC Global Fund Services
          3200 Horizon Drive
          King of Prussia, PA 19406-0903
          Attn: Tom Calabria, Legal Department

          AND

          c/o Deutsche Asset Management Mutual Fund Services
          One South Street, Mail Stop 1-18-6
          Baltimore, MD 21202
          Attn: Richard Hale

          If to ADVISER:

          Deutsche Asset Management, Inc.
          130 Liberty Street, Mail Stop 2355
          New York, NY 10006
          Attn: Legal Department

     4. Appendix A to the Agreement is hereby amended, and restated in its entirety, by the Appendix A attached to this Amendment.

     5. Appendix B to the Agreement is hereby amended, and restated in its entirety, by the Appendix B attached to this Amendment.

     Except as expressly set forth above, all other terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.

                              DEUTSCHE ASSET MANAGEMENT VIT FUNDS

                              By: /s/ Daniel O. Hersch
                                 --------------------------------------------
                              Name: Daniel O. Hersch
                              Title: Secretary

                              LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                              By: /s/ Steven M. Kluever
                                 ------------------------------------------
                              Name: Steven M. Kluever
                              Title: Second Vice President

                              BANKERS TRUST COMPANY

                              By: /s/ Douglas W. Doucette
                                 --------------------------------------------
                              Name: Douglas W. Doucette
                              Title: Managing Director

                              DEUTSCHE ASSET MANAGEMENT, INC.

                              By: /s/ Marco Veissid
                                 --------------------------------------------
                              Name: Marco Veissid
                              Title: Director

                                   APPENDIX A
                         (Revised effective May 1, 2001)

                       DEUTSCHE ASSET MANAGEMENT VIT FUNDS

           Deutsche Asset Management VIT Funds - Equity 500 Index Fund Deutsche Asset Management VIT Funds - Small Cap Index Fund
          Deutsche Asset Management VIT Funds - EAFE Equity Index Fund

                                   APPENDIX B
                         (Revised effective May 1, 2001)

                                SEPARATE ACCOUNTS

1. Lincoln Life & Annuity Variable Annuity Account L

2. Lincoln Life & Annuity Flexible Premium Variable Life Account M

3. Lincoln New York Separate Account N for Variable Annuities

4. LLANY Separate Account R for Flexible Premium Variable Life Insurance

5. LLANY Separate Account S for Flexible Premium Variable Life Insurance

                                 AMENDMENT NO. 4
                                     to the
                          FUND PARTICIPATION AGREEMENT

     AMENDMENT, dated as of August 1, 2002, to the Fund Participation Agreement dated as of the 11th day of May, 1998 (the "Agreement"), is between Deutsche Asset Management VIT Funds ("Trust"), Deutsche Asset Management, Inc. ("Adviser"), and The Lincoln National Life Insurance Company ("Life Company").

     1. Section 1.5 to the Agreement shall be deleted in its entirety and replaced with the following:

          1.5 TRUST shall make the net asset value per share for the selected Portfolio(s) available to LIFE COMPANY on a daily basis as soon as reasonably practicable after the net asset value per share is calculated but shall use its best efforts to make such net asset value available by 6:30 p.m. New York time. If TRUST provides LIFE COMPANY with materially incorrect share net asset value information through no fault of LIFE COMPANY, LIFE COMPANY on behalf of the Separate Accounts, shall be entitled to an adjustment to the number of shares purchased or redeemed on each day for which such incorrect information was provided to reflect the correct share net asset value. Any material errors in the calculation of the net asset value, dividends or capital gain information shall be reported immediately upon discovery to the Life Company. In the event of any material error in the calculation or communication of net asset value, dividends or capital gain information or any delay in the communication, the responsible party or parties shall reimburse the Life Company for any losses or reasonable costs incurred as a result of the error or delay, including but not limited to, amounts needed to make contractowners whole and reasonable administrative costs necessary to correct the error.

     In accordance with Section 10.9 of the Agreement, Trust, Life Company and Adviser hereby agree as follows:

          2. Article IX. NOTICES is hereby amended such that the addresses for the Life Company are replaced in their entirety with the following:

                           If to the LIFE COMPANY:

                           Lincoln National Life Insurance Company
                           Attn: Steven M. Kluever, 2nd Vice President
                           1300 S. Clinton Street
                           Fort Wayne IN  46802
                           Facsimile:  (260) 455-1773

          3. Appendix B to the Agreement is hereby amended, and restated in its entirety, by the Appendix B attached to this Amendment.

     Except as expressly set forth above, all other terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.

                                    DEUTSCHE ASSET MANAGEMENT VIT FUNDS


                                    By:____/s/ Brian Bader_____________________
                                    Name:  Brian Bader
                                    Title: Director


                                    THE LINCOLN NATIONAL LIFE INSURANCE COMPANY


                                    By:___/s/ Steven M. Kluever________________
                                    Name: Steven M. Kluever
                                    Title: Second Vice President

                                    DEUTSCHE ASSET MANAGEMENT, INC.


                                    By:___/s/ Brian Bader______________________
                                    Name:  Brian Bader
                                    Title:  Director

                                   APPENDIX B
                       (Revised effective August 1, 2002)

                                SEPARATE ACCOUNTS

1) Lincoln National Variable Annuity Account C

2) Lincoln National Variable Annuity Account L

3) Lincoln Life Flexible Premium Variable Life Separate Account M

4) Lincoln Life Variable Annuity Account N

5) Lincoln National Variable Annuity Account Q

6) Lincoln Life Flexible Premium Variable Life Separate Account R

7) Lincoln Life Flexible Premium Variable Life Account S

8) Lincoln Life Variable Annuity Account W

9) Lincoln National Life Insurance Company Separate Account 27

10) Lincoln National Life Insurance Company Separate Account 36

11) Lincoln National Life Insurance Company Separate Account 40

12) Lincoln National Life Insurance Company Separate Account 53

                                 AMENDMENT NO. 5
                                     to the
                          FUND PARTICIPATION AGREEMENT

     AMENDMENT, dated as of April 2, 2003, to the Fund Participation Agreement dated as of the 11th day of May, 1998 (the "Agreement"), by and between Scudder Investments VIT Funds (formerly Deutsche Asset Management VIT Funds) ("Trust"), Deutsche Asset Management, Inc. ("Adviser"), and The Lincoln National Life Insurance Company ("Life Company").

     WHEREAS, Trust, Life Company and Adviser wish to revise Appendix A to the Agreement in its entirety;

     NOW, THEREFORE, in accordance with Section 10.9 of the Agreement, Trust, Life Company, and Adviser hereby agree as follows:

     Appendix A to the Agreement is hereby amended, and restated in its entirety, by the Appendix A attached to this Amendment.

     Appendix B to the Agreement is hereby amended, and restated in its entirety, by the Appendix B attached to this Amendment.

     Except as expressly set forth above, all other terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.


                                   SCUDDER INVESTMENTS VIT FUNDS

                                   By:  /s/ Bruce A. Rosenblum
                                      ------------------------------------------
                                   Name: Bruce A. Rosenblum
                                   Title:  Assistant Secretary


                                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                   By:  /s/ Rise Taylor
                                      ------------------------------------------
                                   Name: Rise Taylor
                                   Title: Vice President


                                   DEUTSCHE ASSET MANAGEMENT, INC.

                                   By:  /s/ William G. Butterly, III
                                      ------------------------------------------
                                   Name: William G. Butterly, III
                                   Title: Managing Director and Senior Counsel

                                   APPENDIX A

To the Participation Agreement by and among Scudder Investments VIT Funds, Deutsche Asset Management, Inc. and The Lincoln National Life Insurance Company.

List of Portfolios:

     Equity 500 Index Fund - Class A Shares
     Equity 500 Index Fund - Class B Shares

     Small Cap Index Fund - Class A Shares
     Small Cap Index Fund - Class B Shares

     EAFE Equity Index Fund - Class A Shares
     EAFE Equity Index Fund - Class B Shares

                                   APPENDIX B
                        (Revised effective April 2, 2003)


1)   Lincoln National Variable Annuity Account C

2)   Lincoln National Variable Annuity Account L

3)   Lincoln Life Flexible Premium Variable Life Separate Account M

4)   Lincoln Life Variable Annuity Account N

5)   Lincoln Life Variable Annuity Account Q

6)   Lincoln Life Flexible Premium Variable Life Separate Account R

7)   Lincoln Life Flexible Premium Variable Life Account S

8)   Lincoln Life Variable Annuity Account T

9)   Lincoln Life Variable Annuity Account W

10)  Lincoln National Life Insurance Company Separate Account 27

11)  Lincoln National Life Insurance Company Separate Account 36

12)  Lincoln National Life Insurance Company Separate Account 40

13)  Lincoln National Life Insurance Company Separate Account 53

                                 AMENDMENT NO. 6
                                     to the
                          FUND PARTICIPATION AGREEMENT

     AMENDMENT, dated as of July 30, 2003, to the Fund Participation Agreement dated as of the 11th day of May, 1998 (the "Agreement"), by and between Scudder Investments VIT Funds (formerly Deutsche Asset Management VIT Funds) ("Trust"), Deutsche Asset Management, Inc. ("Adviser"), and The Lincoln National Life Insurance Company ("Life Company").

     WHEREAS, Trust, Life Company and Adviser wish to revise Appendix B to the Agreement in its entirety;

     NOW, THEREFORE, in accordance with Section 10.9 of the Agreement, Trust, Life Company, and Adviser hereby agree as follows:

     Appendix B to the Agreement is hereby amended, and restated in its entirety, by the Appendix B attached to this Amendment.

     Except as expressly set forth above, all other terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.

                                   SCUDDER INVESTMENTS VIT FUNDS

                                   By:  /s/ Bruce A. Rosenblum
                                      ------------------------------------------
                                   Name: Bruce A. Rosenblum
                                   Title: Assistant Secretary


                                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                   By:  /s/ Rise C. M. Taylor
                                      ------------------------------------------
                                   Name: Rise C. M. Taylor
                                   Title: Vice President


                                   DEUTSCHE ASSET MANAGEMENT, INC.

                                   By:  /s/ John H. Kim
                                      ------------------------------------------
                                   Name: John H. Kim
                                   Title: Assistant Secretary

                                   APPENDIX B
                        (Revised effective July 30, 2003)


1)       Lincoln National Variable Annuity Account C

2)       Lincoln National Variable Annuity Account L

3)       Lincoln Life Flexible Premium Variable Life Separate Account M

4)       Lincoln Life Variable Annuity Account N

5)       Lincoln Life Variable Annuity Account Q

6)       Lincoln Life Flexible Premium Variable Life Separate Account R

7)       Lincoln Life Flexible Premium Variable Life Account S

8)       Lincoln Life Variable Annuity Account T

9)       Lincoln Life Variable Annuity Account W

10)      Lincoln Life Flexible Premium Variable Life Account Z

11)      Lincoln National Life Insurance Company Separate Account 27

12)      Lincoln National Life Insurance Company Separate Account 36

13)      Lincoln National Life Insurance Company Separate Account 40

14)      Lincoln National Life Insurance Company Separate Account 53

                                 AMENDMENT NO. 7
                                     to the
                          FUND PARTICIPATION AGREEMENT

     AMENDMENT, dated as of July 30, 2005, to the Fund Participation Agreement dated as of the 11th day of May, 1998 (the "Agreement"), by and between Scudder Investments VIT Funds (formerly Deutsche Asset Management VIT Funds) ("Trust"), Deutsche Asset Management, Inc. ("Adviser"), and The Lincoln National Life Insurance Company ("Life Company").

     WHEREAS, Trust, Life Company and Adviser wish to revise Appendix A and Appendix B to the Agreement in their entirety;

     NOW, THEREFORE, in accordance with Section 10.9 of the Agreement, Trust, Life Company, and Adviser hereby agree as follows:

     Appendix A to the Agreement is hereby amended, and restated in its entirety, by the Appendix A attached to this Amendment.

     Appendix B to the Agreement is hereby amended, and restated in its entirety, by the Appendix B attached to this Amendment.

     Except as expressly set forth above, all other terms and provisions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Amendment as of the date and year first above written.


                                SCUDDER INVESTMENTS VIT FUNDS

                                By:   /s/ Paul H. Schubert
                                   -------------------------------------
                                Name: Paul H. Schubert
                                Title: Chief Financial Officer & Treasurer


                                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                                By:   /s/ Rise C. M. Taylor
                                   -------------------------------------
                                Name: Rise C.M. Taylor
                                Title: Vice President


                                DEUTSCHE ASSET MANAGEMENT, INC.

                                By:   /s/ A. Thomas Smith, III
                                   -------------------------------------
                                Name: A. Thomas Smith, III
                                Title: Secretary & Chief Legal Officer

                                   APPENDIX A
                        (Revised effective July 30, 2005)

To the Participation Agreement by and among Scudder Investments VIT Funds, Deutsche Asset Management, Inc. and The Lincoln National Life Insurance Company.

List of Portfolios:

         Equity 500 Index Fund - Class A Shares
         Equity 500 Index Fund - Class B Shares

         Small Cap Index Fund - Class A Shares
         Small Cap Index Fund - Class B Shares

                                   APPENDIX B
                        (Revised effective July 30, 2005)

1)  Lincoln National Variable Annuity Account C

2)  Lincoln National Variable Annuity Account L

3)  Lincoln Life Flexible Premium Variable Life Separate Account M

4)  Lincoln Life Variable Annuity Account N

5)  Lincoln Life Variable Annuity Account Q

6)  Lincoln Life Flexible Premium Variable Life Separate Account R

7)  Lincoln Life Flexible Premium Variable Life Account S

8)  Lincoln Life Variable Annuity Account T

9)  Lincoln Life Variable Annuity Account W

10) Lincoln Life Flexible Premium Variable Life Account Z

11) Lincoln National Life Insurance Company Separate Account 27

12) Lincoln National Life Insurance Company Separate Account 36